SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


POWER REIT
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)



        000-54560                         45-3116572
(Commission File Number)       (I.R.S. Employer Identification No.)

301 Winding Road, Old Bethpage, New York  11804
(Address of Principal Executive Offices) (Zip Code)

                             (212) 750-0373
(Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 8: OTHER EVENTS


SECTION 8: OTHER EVENTS

Item 8.01

The Registrant is filing the following documents to supplement previously filed disclosure:

1. Amendment dated March 27, 2013 to the loan agreement between Hudson Bay Partners, LP ("HBP"), PW Salisbury Solar,
LLC ("PWSS" or "Borrower") and Power REIT ("Guarantor").

2. The lease agreement between Norfolk & Western Railway Company, the predecessor to Norfolk Southern Corporation, and the Registrant's wholly-owned subsidiary, Pittsburgh
& West Virginia Railroad, as successor lessor under the plan of reorganization dated February 18, 1967 between Pittsburgh
& West Virginia Railway Company and Pittsburgh & West Virginia Railroad. The lease is dated July 12, 1962 and commenced on October 16,1964.




SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description

10.1	Amendment to HBP Loan dated March 27, 2013

10.2	Lease agreement dated July 12, 1962 between
	Pittsburgh & West Virginia Railway Company and Norfolk & Western Railway Company




SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	April 2, 2013

POWER REIT

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman